EXHIBIT 99.2

UNAUDITED PRO FORMA CONDENSED

CONSOLIDATED FINANCIAL INFORMATION

The following unaudited pro forma condensed consolidated financial information is based on the historical financial statements of Sun American Bancorp (plus the pro forma results of operations from the Beach Bank Acquisition) and Independent Community Bank and has been prepared to illustrate the effects of the merger of Independent Community Bank with and into Sun American Bank, the subsidiary of Sun American Bancorp, at the dates recorded. The unaudited pro forma condensed consolidated balance sheet as of December 31, 2006 and the unaudited pro forma condensed consolidated statement of income for the year ended December 31, 2006 give effect to this merger, accounted for under the purchase method of accounting. Under the purchase method of accounting, the aggregate consideration paid is allocated to the tangible and identifiable intangible assets acquired and liabilities assumed on the basis of their fair values on the transaction date. Any excess purchase price is recorded as goodwill.

These unaudited pro forma condensed combined financial statements have been prepared based on fair value information derived from sources believed to be reliable. The final amounts to be recorded for the acquisition may differ materially from the information presented in these unaudited pro forma condensed combined consolidated financial statements. In addition, the impact of ongoing integration activities, could cause material differences in the information presented.

The unaudited pro forma condensed consolidated statement of income for the year ended December 31, 2006 is based on the audited financial statements of Sun American Bancorp (plus the pro forma results of operations from the Beach Bank Acquisition as if it had been consummated as of January 1, 2005) and Independent Community Bank. These unaudited pro forma condensed consolidated statements of income give effect to the transaction as if it had been consummated as of January 1, 2006. The unaudited pro forma condensed consolidated financial statements do not give effect to any anticipated cost savings or revenue enhancements in connection with the transaction.

The unaudited pro forma condensed consolidated financial statements should be considered together with the historical financial statements of Sun American Bancorp and Independent Community Bank, including the respective notes to those statements, included or incorporated by reference in this document. The pro forma information is based on certain assumptions described in the accompanying notes to unaudited pro forma condensed consolidated financial information and does not necessarily indicate the consolidated financial position or the results of operations in the future or the consolidated financial position or the results of operations that would have been realized had the merger transaction been consummated during the periods or as of the date for which the pro forma information is presented.

SUN AMERICAN BANCORP

UNAUDITED PRO FORMA

CONDENSED CONSOLIDATED BALANCE SHEET

	As of December 31, 2006
	Sun American Bancorp	Independent Community Bank	Purchase Accounting Adjustment		Pro Forma Consolidated
	(in thousands, except per share data)
ASSETS
Cash and balances due from financial institutions	$7,878	$13,089	$(44)	(a)	$20,923
Federal funds sold	48,537	—	(18,981)	(b)	29,556
Total cash and cash equivalents	56,415	13,089	(19,025)		50,479
Securities available for sale	5,174	9,831	—		15,005
Securities held to maturity	52,244	2,000	(58)	(c)	54,186
Net Loans	350,743	109,378	(601)	(d)	459,520
Federal Reserve Stock	1,749	—	—		1,749
Federal Home Loan Bank Stock	1,290	788	—		2,078
Premises and fixed assets	9,881	293	(88)	(e)	10,086
Accrued Interest Receivable	2,409	634	—		3,043
Goodwill	17,440	—	25,412	(f)	42,852
Intangible Assets	1,758	—	1,793	(g)	3,551
Other assets	4,780	513	—		5,293
	503,883	136,526	7,433		647,842
LIABILITIES
Deposits
Noninterest-bearing	53,334	15,800	—		69,134
Interest-bearing	349,644	92,871	(19)	(h)	442,496
Total Deposits	402,978	108,671	(19)		511,630
Federal funds purchased and securities sold u/a to repurchase	1,547	4,092	—		5,639
FHLB borrowings	11,000	9,000	—		20,000
Accrued expense and other liabilities	3,816	243	—		4,059
Total Liabilities	419,341	122,006	(19)		541,328
Minority Interest	28	—	—		28
SHAREHOLDERS’ EQUITY
Common Stock	459	5,452	(5,411)	(i)	500
Capital Surplus	87,180	4,955	16,976	(j)	109,111
Undivided Profits	(2,915)	4,236	(4,236)	(k)	(2,915)
Unrealized G/L on AFS securities	(210)	(123)	123	(l)	(210)
Total Shareholders’ Equity	84,514	14,520	7,452		106,486
	503,883	136,526	7,433		647,842
Number of Common Shares Outstanding	23,177	1,090	4,077	(m)	27,254
Total book value per common share	$3.65	$13.32			$3.91
Tangible book value per common share	$2.82	$13.32			$2.20
Pro forma equivalent book value per common share for Independent Community Bank common shares exchanged for Sun American Bancorp common shares					$14.61

———————

a)

To record direct costs of issuing common stock ($44).

b)

Cash consideration payable to Independent Community Bank for outstanding shares ($15,943) and cash consideration payable ($3,038) to Independent Community Bank for outstanding options.

c)

To record fair value adjustment of investment securities.

d)

To record fair value adjustment of loans.

e)

Adjustment to carrying value of premises and equipment for obsolete fixed assets.

f)

Goodwill (see Note 2).

g)

Core deposit intangible.

h)

To record fair value adjustment of certificates of deposits.

i)

To eliminate Independent Community Bank equity accounts ($5,452) and to issue 1.6 million shares ($41) of Sun American Bancorp common stock with a par value of $0.01.

j)

To eliminate Independent Community Bank equity accounts ($4,955), record direct costs of issuing common stock ($44), and record capital surplus upon issuance of 1.6 million shares of Sun American Bancorp common stock.

k)

To eliminate Independent Community Bank ($4,236) equity accounts.

l)

To eliminate Independent Community Bank ($123) equity accounts.

m)

To record issuance of Sun American Bancorp stock of 4.077 million shares to purchase 100% of Independent Community Bank.

UNAUDITED PRO FORMA CONDENSED

CONSOLIDATED FINANCIAL INFORMATION

The following unaudited pro forma condensed consolidated financial information is based on the historical financial statements of Sun American Bancorp and Beach Bank and has been prepared to illustrate the effects of the acquisition, by Sun American Bancorp and Sun American Bank, of substantially all of the assets and assumption of substantially all of the liabilities of Beach Bank (the “Acquisition”) at the dates recorded. The unaudited pro forma condensed consolidated statement of income for the year ended December 31, 2006 give effect to this Acquisition, accounted for under the purchase method of accounting. Under the purchase method of accounting, the aggregate consideration paid is allocated to the tangible and identifiable intangible assets acquired and liabilities assumed on the basis of their fair values on the transaction date. Any excess purchase price is recorded as goodwill.

These unaudited pro forma condensed combined financial statements have been prepared based on fair value information derived from sources believed to be reliable. The final amounts to be recorded for the acquisition may differ materially from the information presented in these unaudited pro forma condensed combined consolidated financial statements. In addition, the impact of ongoing integration activities, could cause material differences in the information presented.

The unaudited pro forma condensed consolidated statement of income for the year ended December 31, 2006 is based on the audited financial statements of Sun American Bancorp and Beach Bank. These unaudited pro forma condensed consolidated statements of income give effect to the transaction as if it had been consummated as of January 1, 2005. The unaudited pro forma condensed consolidated financial statements do not give effect to any anticipated cost savings or revenue enhancements in connection with the transaction.

The unaudited pro forma condensed consolidated financial statements should be considered together with the historical financial statements of Sun American Bancorp and Beach Bank, including the respective notes to those statements, included or incorporated by reference in this document. The pro forma information is based on certain assumptions described in the accompanying notes to Unaudited Pro Forma Condensed Consolidated Financial Information and does not necessarily indicate the consolidated results of operations in the future or the results of operations that would have been realized had the Acquisition transaction been consummated during the periods for which the pro forma information is presented.

SUN AMERICAN BANCORP

UNAUDITED PRO FORMA

CONDENSED CONSOLIDATED STATEMENT OF INCOME

	For the Year Ended December 31, 2006
	Sun American Bancorp	Beach Bank	Purchase Accounting Adjustment		Pro Forma Consolidated
	(in thousands, except per share data)
Interest income	$25,099	$7,243	$350	(a)	$32,692
Interest expense	9,897	3,124	—		13,021
Net interest income	15,202	4,119	350		19,671
Provision for loan losses	338	—	—		338
Net interest income after provision for loan losses	14,864	4,119	350		19,333
Noninterest income	859	433	—		1,292
Noninterest expenses
Salaries and employee benefits	7,154	2,458	—		9,612
Occupancy, furniture and equipment expense	3,001	987	(66)	(b)	3,922
Other operating expenses	3,625	2,139	239	(c)	6,003
Noninterest expenses	13,780	5,584	173		19,537
Income before taxes	1,943	(1,032)	177		1,088
Income tax expense	(1,236)	—	(1,087)	(d)	(2,323)
Net income	$3,179	(1,032)	$1,264		$3,411

Basic net income per common share	$.17	$(.17)			$.15
Diluted net income per common share	$.14	$(.17)			$.13
Weighted average common shares outstanding, basic	18,976	6,039	3,704	(e)	22,680
Weighted average common shares outstanding, diluted	22,578	6,039	3,074	(e)	26,282
Pro forma equivalent net income per common share for Independent Community Bank common shares exchanged for Sun American Bancorp common shares
Basic					$.09
Diluted					$.08

———————

a)

To record amortization of fair value adjustments of loans ($202) and investments ($148) over a 5 to 6 year periods using straight line and accelerated methods which approximate the interest method.

b)

To record reduction in depreciation expense ($103) related to decrease in carrying value of equipment, and to record amortization of the fair value of leases (-$37)

c)

To record amortization of core deposit intangible over a 7 year period using an accelerated method.

d)

To record the tax effect of adjustments (-$66), and additional recognition of deferred tax assets ($1,154) given that Beach Bank’s net loss in 2005 would defer the realization of some NOL carryforwards to 2006.

e)

Issuance of Sun American Bancorp common stock to purchase substantially all of the assets, and assume substantially all of the liabilities, of Beach Bank. The estimated number of shares for issuance is calculated as proceeds of $8,395 (capital as reflected on the estimated closing balance sheet) times 2.35 less $1.0 million of excluded assets  and the payment of the directors’ and officers’ liability insurance premium ($207), all divided by $5.00 per share, which equals 3,704,000 shares.

UNAUDITED PRO FORMA CONDENSED

CONSOLIDATED FINANCIAL INFORMATION

The following unaudited pro forma condensed consolidated financial information is based on the historical financial statements of Sun American Bancorp (plus the pro forma results of operations from the Beach Bank Acquisition) and Independent Community Bank and has been prepared to illustrate the effects of the merger of Independent Community Bank with and into Sun American Bank, the subsidiary of Sun American Bancorp, at the dates recorded. The unaudited pro forma condensed consolidated balance sheet as of December 31, 2006 and the unaudited pro forma condensed consolidated statement of income for the year ended December 31, 2006 give effect to this merger, accounted for under the purchase method of accounting. Under the purchase method of accounting, the aggregate consideration paid is allocated to the tangible and identifiable intangible assets acquired and liabilities assumed on the basis of their fair values on the transaction date. Any excess purchase price is recorded as goodwill.

These unaudited pro forma condensed combined financial statements have been prepared based on fair value information derived from sources believed to be reliable. The final amounts to be recorded for the acquisition may differ materially from the information presented in these unaudited pro forma condensed combined consolidated financial statements. In addition, the impact of ongoing integration activities, could cause material differences in the information presented.

The unaudited pro forma condensed consolidated statement of income for the year ended December 31, 2006 is based on the audited financial statements of Sun American Bancorp (plus the pro forma results of operations from the Beach Bank Acquisition as if it had been consummated as of January 1, 2005) and Independent Community Bank. These unaudited pro forma condensed consolidated statements of income give effect to the transaction as if it had been consummated as of January 1, 2006. The unaudited pro forma condensed consolidated financial statements do not give effect to any anticipated cost savings or revenue enhancements in connection with the transaction.

The unaudited pro forma condensed consolidated financial statements should be considered together with the historical financial statements of Sun American Bancorp and Independent Community Bank, including the respective notes to those statements, included or incorporated by reference in this document. The pro forma information is based on certain assumptions described in the accompanying notes to unaudited pro forma condensed consolidated financial information and does not necessarily indicate the consolidated financial position or the results of operations in the future or the consolidated financial position or the results of operations that would have been realized had the merger transaction been consummated during the periods or as of the date for which the pro forma information is presented.

SUN AMERICAN BANCORP

UNAUDITED PRO FORMA

CONDENSED CONSOLIDATED STATEMENT OF INCOME

	For the Year Ended December 31, 2006
	Sun American Bancorp	Independent Community Bank	Purchase Accounting Adjustment		Pro Forma Consolidated
	(in thousands, except per share data)
Interest income	$32,692	$9,614	$(830)	(a)	$41,476
Interest expense	13,021	3,738	19	(b)	16,778
Net interest income	19,671	5,876	(849)		24,698
Provision for loan losses	338	—	—		338
Net interest income after provision for loan losses	19,333	5,876	(849)		24,360
Noninterest income	1,292	183	—		1,475
Noninterest expenses
Salaries and employee benefits	9,612	1,688	—		11,300
Occupancy, furniture and equipment expense	3,922	452	(29)	(c)	4,345
Other operating expenses	6,003	811	512	(d)	7,326
Noninterest expenses	19,537	2,951	483		22,971
Income before taxes	1,088	3,108	(1,332)		2,864
Income tax expense	(2,323)	1,127	(459)	(e)	(1,655)
Net income	$3,411	1,981	$(873)		$4,519

Basic net income per common share	$.15	$1.83			$.17
Diluted net income per common share	$.13	$1.78			$.15
Weighted average common shares outstanding, basic	22,680	1,082	4,077	(f)	26,757
Weighted average common shares outstanding, diluted	26,282	1,110	4,077	(f)	30,359
Pro forma equivalent net income per common share for Independent Community Bank common shares exchanged for Sun American Bancorp common shares
Basic					$1.10
Diluted					$.94

———————

a)

To record amortization of fair value adjustments of loans ($114) and investments ($6) over a 5 to 8 year periods using straight line and accelerated methods which approximate the interest method and to decrease interest income ($950) for the cost of funds used to purchase Independent Community Bank at a federal funds rate of 5%.

b)

To record amortization of fair value adjustments of certificates of deposits over a 1 year straight line method.

c)

To record reduction in depreciation expense related to decrease in carrying value of equipment.

d)

To record amortization of core deposit intangible over a 6 year period using an accelerated method.

e)

To record the tax effect of adjustments.

f)

Issuance of Sun American Bancorp common stock in connection with the merger of Independent Community Bank with and into Sun American Bank (4.077 million shares, assuming no outstanding options to purchase shares of Independent Community Bank common stock are exercised prior to the closing).

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Note 1 – Basis of Presentation

These unaudited pro forma condensed consolidated financial statements have been prepared based upon historical financial information of Sun American Bancorp and Independent Community Bank giving effect to the acquisition and other related adjustments described in these footnotes. Certain footnote disclosures normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States have been condensed or omitted as permitted by SEC rules and regulations. These unaudited pro forma condensed consolidated financial statements are not necessarily indicative of the results of operations that would have been achieved had the acquisition actually taken place at the dates indicated and do not purport to be indicative of future financial position or operating results. The unaudited pro forma condensed consolidated combined financial statements should be read in conjunction with the historical financial statements.

The acquisition is accounted for using the purchase method of accounting, in accordance with accounting principles generally accepted in the United States.

The unaudited pro forma condensed consolidated statements of income combine the historical consolidated statements of income of Sun American Bancorp and historical statement of income of Independent Community Bank, for the fiscal year ended December 31, 2006, giving effect to the acquisition and related events as if they had been consummated on January 1, 2006. The unaudited pro forma condensed consolidated balance sheet combines the historical consolidated balance sheet of Sun American Bancorp and the historical balance sheet of Independent Community Bank, giving effect to the acquisition and related events as if they had been consummated on December 31, 2006.

The unaudited pro forma condensed statements on income do not give effect to any anticipated cost savings or revenue enhancements in connection with the transaction.

Note 2 – Purchase Price and Purchase Accounting Adjustments

Sun American Bancorp
(in thousands, except per share data)

Sun American Bancorp shares to be issued for outstanding shares of Independent Community Bank	4,077
Fair value of Sun American Bancorp stock	$5.40
Fair value of Sun American Bancorp stock to be issued	$22,016
Payment for outstanding shares of Independent Community Bank	15,943
Payment for outstanding options of Independent Community Bank	3,038 (b)
Pro forma purchase price	$40,997

Net assets of Independent Community Bank per December 31, 2006 financial statements	$14,520

Purchase accounting adjustments to carrying value of asset or liability: (a)
Investment Securities	(58)
Loans	(601)
Premises & Equipment	(88)
Core Deposit Intangible	1,793
Certificate of Deposits	19
Net pro forma purchase accounting adjustments	1,065
Goodwill	$25,412

———————

a)

These purchase accounting adjustments are preliminary estimates and are subject to change primarily as a result of changes in market interest rates or decline in credit quality of the loan and investment security portfolio.

b)

Pro forma amount of cash to be paid for Independent Community Bank stock options.

Per Option Value as defined in agreement
Dollar per option	$34.81
Less: Weighted average exercise price per option	10.58

Per Option Value	$24.23
Total stock options outstanding	125,401
Total pro forma amount of cash due to option holders	$3,038,000